EXHIBIT 10.31

               SECOND AMENDMENT TO CREDIT AND INVESTMENT AGREEMENT

         THIS SECOND AMENDMENT TO CREDIT AND INVESTMENT AGREEMENT (this "SECOND AMENDMENT") is dated as of March 20,1998, but effective as of December 31, 1997, by and among The Vincam Group, Inc. (the "COMPANY"), Fleet Real Estate, Inc., a Rhode Island corporation (the "LESSOR"); Fleet Real Estate Capital, Inc., NationsBank, N.A. and SunTrust Bank, Miami, N.A. (individually, together with its successors and assigns, a "LENDER," and collectively, together with their successors and assigns, the "LENDERS"); and FLEET NATIONAL BANK, a national banking association (as agent for the Lenders (in such capacity, together with its successors in such capacity, the "Agent");

                              W I T N E S S E T H:

         WHEREAS, the Company, the Lessor, the Lenders and the Agent executed and delivered that certain Credit and Investment Agreement, dated as of December 9, 1997, as amended by an Amendment to Credit and Investment Agreement and Joinder to Guaranty and Contribution Agreement dated as of January 30, 1998 (as so amended, the "CREDIT AGREEMENT");

         WHEREAS, the Company has requested and the Lessor, the Lenders and the Agent have agreed to certain amendments to the Credit Agreement, subject to the terms and conditions hereof; and

         WHEREAS, the Company has formed each of Vincam Staffing, Inc. and Vincam Government Solutions, Inc., each a Florida corporation (individually a "NEW SUBSIDIARY" and collectively, the "NEW SUBSIDIARIES") and the Company is the owner of all of the issued and outstanding capital stock of each of the New Subsidiaries, and Section 8.33 of the Credit Agreement requires that the Company
(i) deliver to the Agent pursuant to the Security Instruments the certificates evidencing all of the issued and outstanding shares of stock of the New Subsidiaries, accompanied by undated stock powers executed in blank and (ii) cause the New Subsidiaries to become Guarantors;

         NOW, THEREFORE, for and in consideration of the above premises and other good and valuable consideration, the receipt and sufficiency of which hereby is acknowledged by the parties hereto, the Company, the Lessor, the Lenders and the Agent hereby covenant and agree as follows:

         1. DEFINITIONS. Unless otherwise specifically defined herein, each term used herein which is defined in the Credit Agreement shall have the meaning assigned to such term in the Credit Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Credit Agreement shall from and after the date hereof refer to the Credit Agreement as amended hereby.

         2. Amendment to Section 8.23. Section 8.23 of the Credit Agreement hereby is deleted in its entirety and the following is substituted therefor:

              Section 8.23 CURRENT RATIO. The Company will not permit the ratio of Current Assets to Current Liabilities to be less than 1.25 to 1.0 at any fiscal quarter end, commencing with the fiscal quarter ending December 31, 1997.

         3. Amendment to Section 8.24. Section 8.24 of the Credit Agreement hereby is deleted in its entirety and the following is substituted therefor:

              Section 8.24 MINIMUM TANGIBLE NET WORTH. Commencing with the fiscal quarter ending December 31, 1997, the Company shall at all times maintain consolidated Tangible Net Worth of not less than (i) $22,500,000, plus (ii) seventy-five percent (75%) of all cumulative consolidated Net Income of the Company after December 31, 1997, PROVIDED, that for purposes of this clause (ii) only positive consolidated Net Income shall be included and any net losses shall be disregarded, plus (iii) seventy-five percent (75%) of the net proceeds of any public offering or private placement by the Company of shares of capital stock of the Company. The level of Tangible Net Worth required under this Section 8.24 may be adjusted, for certain non-cash charges to the extent incurred in connection with Permitted Acquisitions which are identified to and approved by the Agent in writing.

         4. RESTATEMENT OF REPRESENTATIONS AND WARRANTIES. The Company hereby restates and renews each and every representation and warranty heretofore made by it in the Credit Agreement and the other Transaction Documents as fully as if made on the date hereof and with specific reference to this Second Amendment, including the supplemental disclosures set forth in Schedule I attached hereto and made a part hereof, and all other Transaction Documents executed and/or delivered in connection herewith.

         5. REPLACEMENT OF COMPLIANCE CERTIFICATE. Exhibit H to the Credit Agreement (the Compliance Certificate) hereby is deleted in its entirety and Exhibit H hereto is substituted therefor.

         6. EFFECT OF AMENDMENT. Except as set forth expressly hereinabove, all terms of the Credit Agreement and the other Transaction Documents shall be and remain in full force and effect, and shall constitute the legal, valid, binding and

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

enforceable obligations of the Company. The amendments contained herein shall be deemed to have prospective application only, unless otherwise specifically stated herein.

         7. RATIFICATION. The Company hereby restates, ratifies and reaffirms each and every term, covenant and condition set forth in the Credit Agreement and the other Transaction Documents effective as of the date hereof.

         8. COUNTERPARTS. This Second Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument.

         9. SECTION REFERENCES. Section titles and references used in this Second Amendment shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreements among the parties hereto evidenced hereby.

         10. NO DEFAULT. To induce the Lessor, the Lenders and the Agent to enter into this Second Amendment and to continue to make advances pursuant to the Credit Agreement, the Company hereby acknowledges and agrees that, as of the date hereof, and after giving effect to the terms hereof, there exists (i) no Default or Event of Default and (ii) no right of offset, defense, counterclaim, claim or objection in favor of the Company arising out of or with respect to any of the Loans or Lessor Investment Payments or other obligations of the Company owed to the Lenders or the Lessor under the Credit Agreement and the other Transaction Documents.

         11. FURTHER ASSURANCES. The Company agrees to take such further actions as the Agent shall reasonably request in connection herewith to evidence the amendments herein contained to the Company.

         12. GOVERNING LAW. This Second Amendment shall be governed by and construed and interpreted in accordance with, the laws of the State of New York.

         13. CONDITIONS PRECEDENT. This Second Amendment shall become effective only upon execution and delivery (i) of this Second Amendment by each of the parties hereto, (ii) of the Consent and Reaffirmation of Guarantors at the end hereof by each of the Guarantors, (iii) of the Joinder Agreement in the form of Annex 1 hereto by the New Subsidiaries, whereby they become Guarantors and parties to the Contribution Agreement, and (iv) delivery to the Agent pursuant to the Security Instruments of the certificates evidencing all of the issued and outstanding shares of stock of the New Subsidiaries, accompanied by undated stock powers executed in blank.

                       [SIGNATURES CONTAINED ON NEXT PAGE]

         IN WITNESS WHEREOF, the Company, the Lessor, each of the Lenders and the Agent has caused this Second Amendment to be duly executed, under seal, by its duly authorized officer as of the day and year first above written.

The Company:                        THE VINCAM GROUP, INC.

                                    By: /s/ CARLOS RODRIGUEZ
                                        ------------------------------------
                                        Name: Carlos Rodriguez
                                        Title: CFO

Lessor:                             FLEET REAL ESTATE, INC.

                                    By: /s/ MARK E. CONNORS
                                        ------------------------------------
                                        Name: Mark E. Connors
                                        Title: Senior Vice President

Lenders:                            FLEET REAL ESTATE CAPITAL, INC.

                                    By: /s/ MARK E. CONNORS
                                        ------------------------------------
                                        Name: Mark E. Connors
                                        Title: Senior Vice President

                                    NATIONSBANK, N.A.

                                    By: /s/ ALLEN A. TAYLOR
                                        ------------------------------------
                                        Name: Allen A. Taylor
                                        Title: Vice President

                                    SUNTRUST BANK, MIAMI, N.A.

                                    By: /s/ JORGE ARRIETA
                                        ------------------------------------
                                        Name: Jorge Arrieta
                                        Title: Vice President

Agent:                              FLEET NATIONAL BANK

                                    By: /s/ GINGER STOLZENTHALER
                                        ------------------------------------
                                        Name: G. Stolzenthaler
                                        Title: SVP

                     CONSENT AND REAFFIRMATION OF GUARANTORS

     Each of the undersigned (i) acknowledges receipt of the foregoing Second Amendment to Credit and Investment Agreement (the "SECOND AMENDMENT"), (ii) consents to the execution and delivery of the Second Amendment by the parties thereto and the addition of the New Subsidiaries as Guarantors and (iii) reaffirms all of its obligations and covenants under the Guaranty (Lessee) dated as of December 9, 1998 executed by it, and agrees that none of such obligations and covenants shall be affected by the execution and delivery of the Second Amendment or the addition of the New Subsidiaries as Guarantors and parties to the Contribution Agreement. This Consent and Reaffirmation may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument.

                       [SIGNATURES CONTAINED ON NEXT PAGE]

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

                                       VINCAM HUMAN RESOURCES, INC.
                                       VINCAM HUMAN RESOURCES, INC. I
                                       VINCAM HUMAN RESOURCES, INC. II
                                       VINCAM HUMAN RESOURCES, INC. III
                                       VINCAM HUMAN RESOURCES, INC. IV
                                       VINCAM HUMAN RESOURCES, INC. V
                                       VINCAM HUMAN RESOURCES, INC. VI
                                       VINCAM HUMAN RESOURCES, INC. XII
                                       VINCAM HUMAN RESOURCES OF MICHIGAN, INC.
                                       VINCAM OCCUPATIONAL HEALTH SYSTEMS, INC.
                                       PERSONNEL RESOURCES, INC.
                                       VINCAM INSURANCE SERVICES, INC.
                                       VINCAM PRACTICE MANAGEMENT, INC.
                                       AMERICAN PEDIATRIC SYSTEMS, INC.
                                       PSYCH/CARE, INC.
                                       VINCAM/STAFF ADMINISTRATORS, INC.
                                           d/b/a STAFF ADMINISTRATORS, INC.)
                                       VINCAM/STAFF ADMINISTRATORS OF
                                           WESTERN COLORADO, INC. (d/b/a
                                          STAFF ADMINISTRATORS OF
                                          WESTERN COLORADO, INC.)
                                       VINCAM/STAFF ADMINISTRATORS OF CO,
                                          INC. (f/k/a STAFF
                                          ADMINISTRATORS OF CO., INC.)
                                       VINCAM/STAFF ADMINISTRATORS OF
                                          CALIFORNIA, INC.(f/k/a STAFF
                                          ADMINISTRATORS OF CALIFORNIA,
                                          INC.)
                                       VINCAM/AMSTAFF, INC.
                                       R.D.M., INC.
                                       AMSTAFF PEO, INC.
                                       AMERICAN STAFFING, INC.
                                       ADDISON, INC.
                                       AMSTAFF PROFESSIONAL SERVICES, INC.
                                       AMSTAFF HR SERVICES, INC.
                                       AMSTAFF MANAGEMENT SERVICES, INC.
                                       AMSTAFF H.R.M., INC.
                                       A.E. SERVICE GROUP, INC.
                                       STAFF RESOURCE SERVICES, INC.
                                       AMSTAFF EMPLOYER RESOURCES, INC.
                                       AMSTAFF P.C.S., INC.
                                       STAFFING GROUP ENTERPRISES, INC.
                                       A.M. RISK MANAGEMENT COMPANY
                                       ATCO PEO, INC.
                                       VINCAM/STAFFING NETWORK, INC.
                                       VINCAM/CORPORATE STAFF SERVICES,
                                          INC.

                                       By: /s/ CARLOS RODRIGUEZ
                                           --------------------------------
                                           Name: Carlos Rodriguez
                                           Title: CFO

                                                     ANNEX 1 TO SECOND AMENDMENT
                                                     TO CREDIT AND INVESTMENT
                                                     AGREEMENT

                                JOINDER AGREEMENT

         THIS JOINDER AGREEMENT dated as of March 20, 1998 by VINCAM STAFFING, INC. and VINCAM GOVERNMENT SOLUTIONS, INC., each a Florida corporation (individually a "NEW SUBSIDIARY" and collectively, the "NEW SUBSIDIARIES").

         WHEREAS, The Vincam Group, Inc., as the Company, Fleet Real Estate, Inc., as the Lessor, Fleet Real Estate Capital, Inc., NationsBank, N.A. and SunTrust Bank, Miami, N.A., as the Lenders and Fleet National Bank, as the Agent executed and delivered a Credit and Investment Agreement dated as of December 9, 1997, as amended by a First Amendment to Credit and Investment Agreement and Joinder to Guaranty and Contribution Agreement dated as of January 30, 1998 and a Second Amendment to Credit and Investment Agreement of even date herewith (as so amended, and as hereafter amended, supplemented, restated or otherwise modified from time to time in accordance with its terms, the "CREDIT AGREEMENT; capitalized terms used herein without definition have the meanings given them in the Credit Agreement);

         WHEREAS, each of the New Subsidiaries has become a wholly owned subsidiary of the Company, pursuant to Section 8.33 of the Credit Agreement, each of the New Subsidiaries is required to become a Guarantor and a party to the Contribution Agreement;

          NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

         1. JOINDER OF NEW SUBSIDIARIES. Each of the New Subsidiaries is hereby joined as a Guarantor under the Guaranty (Lessee) for all purposes thereunder (as a Florida Guarantor and a Guarantor) and under the Credit Agreement and the other Loan Transaction Documents, and as a party to the Contribution Agreement (as a "Florida Subsidiary Guarantor", a "Subsidiary Guarantor" and a "Contributing Party", as those terms are defined therein) thereunder, and each of the New Subsidiaries shall have all of the rights and undertakes and assumes all of the obligations of a Guarantor under the Guaranty Agreement, and as a Contributing Party under the Contribution Agreement, in each case as if it had been an original party thereto.

         2. COUNTERPARTS. This Joinder Agreement may be executed simultaneously in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement.

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

         IN WITNESS WHEREOF the parties hereto have entered into this Joinder Agreement as of the date and year first written above.

                                             VINCAM STAFFING, INC.
                                             VINCAM GOVERNMENT SOLUTIONS, INC.

                                             By: /s/ CARLOS RODRIGUEZ
                                                 --------------------------
                                             Name: Carlos Rodriguez
                                             Title: CFO

                                    EXHIBIT H

                             COMPLIANCE CERTIFICATE

TO:      Fleet National Bank, as Agent
         75 State Street
         Boston, Massachusetts 02109

         The undersigned Responsible Officer of The Vincam Group, Inc., a Florida corporation (the "COMPANY"), and each of the subsidiaries of the Company (together with the Company, the "BORROWERS"), hereby certifies, with respect to the Credit and Investment Agreement dated as of December 9, 1997 among Fleet National Bank (the "Agent"), Fleet Real Estate, Inc., certain Lenders parties thereto from time to time, and the Company as amended through the date hereof (the "CREDIT AGREEMENT") that (a) the Company has been in complete compliance for the period from ____/____/____ to ____/____/____ (the "APPLICABLE FINANCIAL STATEMENTS DATE") with the covenants of the Company contained therein, as demonstrated below, and (b) no Default has occurred and is continuing as of the date hereof, except, in either case, as noted below. All capitalized terms used herein and not otherwise defined shall have the meanings prescribed therefor in the Credit Agreement.


---------------------------------------- ------------------------------------- -------------------------------
                                                                                           ACTUAL AS OF
               COVENANT                                REQUIRED                     ____________ ____, ______
---------------------------------------- ------------------------------------- -------------------------------
Financial Statements                     Quarterly w/in 45 days; and
                                         annually w/in 120 days
---------------------------------------- ------------------------------------- -------------------------------

All documents filed with SEC             Within 10 days after filing
---------------------------------------- ------------------------------------- -------------------------------

Maximum Ratio of Total Funded Debt to    2.5:1 at the end of any fiscal            ___.___:1 ($____________ to
Adjusted EBITDA                          quarter for the prior four            $____________)
                                         consecutive fiscal quarters
---------------------------------------- ------------------------------------- -------------------------------

Minimum Ratio of Adjusted EBITDA plus    1.05:1 at the end of each fiscal
rental payments in respect of the        quarter through 12/31/97 and then
Lease to Fixed Charges plus rental       1.25:1, at the end of each fiscal        ___.___:1 ($____________ to
payments in respect of the Lease         quarter thereafter, in each case,     $____________)
                                         for the prior four consecutive
                                         fiscal quarters
---------------------------------------- ------------------------------------- -------------------------------

Maximum Ratio of Total Funded Debt to    0.5:1 at the end of any fiscal            ___.___:1 ($____________ to
Capitalization                           quarter                               $____________)
---------------------------------------- ------------------------------------- -------------------------------

                                       10

---------------------------------------- ------------------------------------- -------------------------------

Minimum Ratio of Current Assets to       1.25:1 at the end of any fiscal
Current Liabilities                      quarter, commencing with the fiscal       ___.___:1      ($__________
                                         quarter ending December 31, 1997      to  $____________)
---------------------------------------- ------------------------------------- -------------------------------

Minimum Tangible Net Worth               Required pursuant to Section 10.5
                                         of the Credit Agreement:              $____________
                                         $____________1
---------------------------------------- ------------------------------------- -------------------------------


Comments Regarding Exceptions:

         Attached hereto are financial statements as of and for the fiscal [quarter] [year] ended on the Applicable Financial Statements Date, which have been certified by the (undersigned) [and Accountants] as required by Section 8.01(c) of the Credit Agreement.

Submitted by:

----------------------------------

Name:
     -----------------------------

Title:
      ----------------------------

Date:
     -----------------------------

--------
1 Insert amount equal to sum of (i) $22,500,000, plus (ii) seventy-five percent (75%) of all cumulative consolidated Net Income of the Company after December 31, 1997, PROVIDED, that for purposes of this clause (ii) only positive consolidated Net Income shall be included and any net losses shall be disregarded, plus (iii) seventy-five percent (75%) of the net proceeds of any public offering or private placement by the Company of shares of capital stock of the Company. Such amount may be adjusted pursuant to terms of the Credit Agreement with the written approval of the Agent.

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